                                                                 EXHIBIT e(1)(h)

                                 AMENDMENT NO. 7
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                   (APPLICABLE TO CLASS A AND CLASS C SHARES)

        The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Investment Funds, a Delaware statutory trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS

CLASS A SHARES
AIM Developing Markets Fund
AIM Global Energy Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Science and Technology Fund
AIM Libra Fund

CLASS C SHARES
AIM Developing Markets Fund
AIM Global Energy Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Science and Technology Fund
AIM Libra Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: June 23, 2003

                                             AIM INVESTMENT FUNDS

Attest: /s/ JOHN H. LIVELY                   By: /s/ ROBERT H. GRAHAM
        -------------------                      ------------------------------
        Assistant Secretary                      Robert H. Graham
                                                 President

                                             A I M DISTRIBUTORS, INC.

Attest: /s/ JOHN H. LIVELY                   By: /s/ MICHAEL J. CEMO
        -------------------                      ------------------------------
        Assistant Secretary                      Michael J. Cemo
                                                 President

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